Exhibit 99.2

Altair Engineering Announces Completion of the Acquisition of Datawatch Corporation

TROY, Michigan– December 13, 2018 – Altair Engineering Inc. (Nasdaq: ALTR) (“Altair”) today announced that it has completed its previously announced acquisition of Datawatch Corporation (“Datawatch”). Datawatch provides data intelligence with market leading enterprise data preparation, predictive analytics and visualization solutions that fuel business analytics.

“We are very pleased to welcome the Datawatch team as our newest Altairians with the completion of this acquisition,” said James Scapa, Altair’s Founder, Chairman, and CEO. “With a shared vision around the convergence of simulation and data science, we believe Datawatch’s current and developing products and technologies can significantly enhance the value Altair delivers to our customers. We are well-positioned to execute on the new opportunities Datawatch provides us while building on their vibrant existing business.”

The acquisition of Datawatch was structured as a merger under Section 251(h) of the General Corporation Law of the State of Delaware following the successful completion of Altair’s previously announced tender offer to purchase all issued and outstanding shares of common stock of Datawatch for $13.10 per share in cash, without interest and less any applicable withholding taxes.

As a result of the merger, subject to certain potential exceptions provided for in the merger agreement, all remaining shares of Datawatch common stock not previously tendered into Altair’s tender offer were converted into the right to receive $13.10 per share in cash, without interest and less any applicable withholding taxes.

Datawatch has requested that Nasdaq Capital Market file a Form 25 with the United States Securities and Exchange Commission causing the delisting of Datawatch’s common stock from Nasdaq Capital Market. Altair expects that Datawatch’s common stock will cease trading as of the close of trading on December 13, 2018.

About Altair (Nasdaq: ALTR)

Altair transforms design and decision making by applying simulation, machine learning and optimization throughout product lifecycles. Altair’s broad portfolio of simulation technology and patented units-based software licensing model enable Simulation-Driven Innovation™ for Altair’s customers. With more than 2,000 employees, Altair is headquartered in Troy, Michigan, USA and operates 71 offices throughout 24 countries. Altair serves more than 5,000 customers across broad industry segments.

Cautionary Language Concerning Forward-Looking Statements

This communication may contain, in addition to historical information, certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities

Litigation Reform Act of 1995, including but not limited to, statements relating to Altair’s expectations regarding Datawatch and the cessation of trading in Datawatch’s common stock. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements are not guarantees or predictions of future performance, and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control, that could cause actual results, performance or achievements of Altair following completion of the tender offer and the merger described herein (collectively, the “Transactions”) to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include the risks detailed in the section entitled “Risk Factors” in Altair’s Annual Report on Form 10-K for the year ended December 31, 2017, as updated by Altair’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor Relations – Altair

Brian Denyeau

ICR

248-614-2400 ext. 346

ir@altair.com

Media Relations – Altair

Dave Simon

Altair

248-614-2400 ext. 332

pr@altair.com